                                   EXHIBIT 1.5

                                                              ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-94617 for Hartford Life Insurance Company Separate Account VL I on Form S-6.

                                                       /s/ Arthur Andersen LLP
Hartford, Connecticut
December 4, 2000